FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 25, 2008

                        PINPOINT RECOVERY SOLUTIONS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   333-146970                  20-8251217
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

4300 W. Cypress Street, Suite 370, Tampa, Florida                  33607
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (813) 879-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 25, 2008 Frederick Smithline, Sheldon Miller and Paul Dennis resigned from their positions as directors of Pinpoint Recovery Solutions Corp. (the "Registrant"). None of Messrs. Smithline, Miller or Dennis had any disagreement with the policies or management of the Registrant.

      Copies of the letters of resignation of each of Messrs. Smithline, Miller and Dennis are attached as Exhibits 17.1, 17.2 and 17.3, respectively.

Item 9.01.     Financial Statements and Exhibits.

      (d)   Exhibits

Exhibit No.    Exhibit Description
-----------    -------------------

17.1 Letter of Frederick Smithline to the Registrant regarding resignation effective as of February 25, 2008.

17.2 Letter of Sheldon Miller to the Registrant regarding resignation effective as of February 25, 2008.

17.3 Letter of Paul Dennis to the Registrant regarding resignation effective as of February 26, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Date: February 29, 2008

                                             PINPOINT RECOVERY SOLUTIONS CORP.


                                             By: /s/ Jon D. Leslie
                                                 -------------------------------
                                                 Name:  Jon D. Leslie
                                                 Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Nos.*       Description of Exhibit
-------------       ----------------------

17.1 Letter of Frederick Smithline to the Registrant regarding resignation effective as of February 25, 2008.

17.2 Letter of Sheldon Miller to the Registrant regarding resignation effective as of February 25, 2008.

17.3 Letter of Paul Dennis to the Registrant regarding resignation effective as of February 26, 2008.

* Filed herewith.